Supplement to
the Fidelity's
Massachusetts
Municipal Funds
March 25, 2000 Prospectus

On January 18, 2001, the Board of Trustees of Spartan Massachusetts Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held less than 30 days.

The following information replaces the fourth bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section for Spartan® Massachusetts Municipal Income Fund on page 5.

  Managing the fund to have similar overall interest rate risk to the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index.

The following information replaces similar information found in the "Fee Table" section on page 8.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after April 16, 2001 (as a % of amount redeemed) for Spartan MA Municipal Income only	0.50%
Exchange fee for Spartan MA Municipal Money Market onlyA,B	$5.00
Wire transaction fee for Spartan MA Municipal Money Market onlyA	$5.00
Checkwriting fee, per check written for Spartan MA Municipal Money Market onlyA	$2.00
Account closeout fee for Spartan MA Municipal Money Market onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information replaces the fifth paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section for Spartan Massachusetts Municipal Income Fund on page 11.

FMR uses the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of June 30, 2000, the dollar-weighted average maturity of the fund and the index was approximately 15.7 and 14.4 years, respectively.

MAS-01-01 January 26, 2001
1.479536.106

The following information replaces the first two paragraphs found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 19.

The price to sell one share of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Massachusetts Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Massachusetts Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount (or from your account if you have written a check) if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces thirteenth bullet found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 20.

  If you sell shares by writing a check, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 26.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $2,000 for Massachusetts Municipal Money Market, $10,000 for Spartan Massachusetts Municipal Money Market or $5,000 for Spartan Massachusetts Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Massachusetts Municipal Money Market, the $5.00 account closeout fee will be charged.

SUPPLEMENT TO THE

FIDELITY® MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
SPARTAN® MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND

March 25, 2000

STATEMENT OF ADDITIONAL INFORMATION

On January 18, 2001, the Board of Trustees of Spartan Massachusetts Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces the similar information found in the "Performance" section on page 21.

Yield Calculations (Bond Fund). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

The following information replaces the similar information found under the heading "Return Calculations" in the "Performance" section on page 23.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's short-term trading fee, the effect of a fund's small account fee, or the effect of a fund's account closeout fee. Excluding a fund's short-term trading fee, small account fee, or account closeout fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces the similar information found in the "Performance" section on page 23.

Historical Bond Fund Results. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended January 31, 2000.

For Spartan Massachusetts Municipal Income, returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces the similar information found in the"Performance" section on page 25.

Explanatory Notes: With an initial investment of $10,000 in Spartan Massachusetts Municipal Income on February 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,550. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $6,045 for dividends and $736 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 27.

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

MASB-01-01 January 26, 2001
1.475751.107

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information supplements the information found in the "Trustees and Officers" section beginning on page 27.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information supplements the information found in the "Trustees and Officers" section beginning on page 27.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1,2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 29.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section on page 28 .

GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements the information found in the "Trustees and Officers" section beginning on page 27.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section on page 29.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

The following information replaces the similar information found in the "Trustees and Officers" section on page 29.

DWIGHT D. CHURCHILL (47) is Vice President of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market (2000) and Spartan Massachusetts Municipal Income. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

The following information replaces the similar information found in the "Trustees and Officers" section on page 29.

BOYCE I. GREER (44) is Vice President of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market (1997) and Spartan Massachusetts Municipal Income (2000). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

The following information has been removed from the "Trustees and Officers" section on page 29.

FRED L. HENNING, JR. (60), is Vice President of Bond Funds and of Money Market Funds (through April 2, 2000), President of Fidelity Investments Fixed-Income Division (1998 through April 2, 2000), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as a Trustee of other investment companies managed or advised by FMR.

The following information has been removed from the "Trustees and Officers" section on page 29.

SCOTT A. ORR (36), is Vice President and manager of Fidelity Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Market, which he has managed since November 1997. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Orr has worked as an analyst and manager.

The following information supplements the information found in the "Trustees and Officers" section on page 29.

NORMAN U. LIND (44) is Vice President of Massachusetts Municipal Money Market (2000) and Spartan Massachusetts Municipal Money Market (2000) and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

The following information has been removed from the "Trustees and Officers" section on page 29.

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).